Federal Income Tax	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
NOTE 6. Federal Income Tax

At December 31, 2017 the Company has net operating loss carryforwards (“NOLs”) of approximately $9.2 million and an Orphan Drug Tax Credit of approximately $567,000 which are available to reduce future Federal income taxes. The future utilization of these carryforwards will be severely restricted by various tax regulations as a result of changes in ownership of the Company. These carryforwards begin to expire in 2027, if not utilized.

During December 2017, the US enacted the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), which substantially reduced the federal tax rate for US corporations from 35% to 21% commencing in 2018. The 2017 Tax Act also reduced the benefits available from the Orphan Drug Tax Credit. We previously have recorded a valuation allowance to fully offset our deferred tax assets, which was determined using the previous statutory federal income tax rate of 35%. As of December 31, 2017, we have utilized the newly enacted statutory federal tax rate of 21%, resulting in a reduction in deferred tax assets of approximately $2.8 million. There is substantial uncertainty regarding the ability to utilize our deferred tax assets, and we have recorded a valuation allowance to offset any potential future tax benefit. Accordingly, the 2017 Tax Act did not have an effect on our results of operations or financial position.

The following table sets forth the components of our net deferred tax asset as of December 31, 2017 and 2016.

	As of December 31,
	2017	2016
Deferred tax assets (liabilities):
Net operating losses	$1,926,842	$2,946,115
Unamortized R&D expenses	323,540	689,178
Unamortized startup costs	1,276,853	1,737,633
Orphan Drug Credit	567,188	431,238
Other, net	64,744	108,104
Total deferred tax assets	4,159,167	5,912,268
Valuation allowance	(4,159,167)	(5,912,268)
Net deferred tax asset	$-	$-

There is no assurance that sufficient taxable income will be generated in the future to utilize the net operating loss carryforward prior to its expiration. A valuation allowance has been recorded to fully offset the deferred tax assets. For the year ended December 31, 2017, the valuation allowance decreased by approximately $1,753,000, primarily as a result of the change in the statutory federal tax rate to 21% for 2018 and future years.

The utilization of our deferred tax assets is restricted when substantial changes in our ownership occur, as defined in Section 382 of the Internal Revenue Code. We believe the Merger on August 3, 2017, will restrict the use of accumulated tax attributes prior to such date, but this is not expected to affect our federal tax liability for the foreseeable future because of our expected future tax losses given the early stage of development of Prolanta. In addition, a transfer of our capital stock held by GHC among its affiliated companies in September 2017, provided additional restrictions on the utilization of tax attributes.

Our effective income tax (benefit) provision rate was different than the statutory federal income tax (benefit) provision rate as follows:

	For year ended December 31,
	2017	2016

Federal tax benefit rate	35.0%	35.0%
Permanent differences	-19.9%	-6.4%
Valuation allowance	-15.1%	-28.6%
Effective income tax benefit (provision) rate	0%	0%